SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT ("Agreement") is made and entered into this 20th day of April, 2000, by and between VDC Communications, Inc., a Delaware corporation ("Secured Party"), and Network Consulting Group, Inc., ("Pledgor").

     RECITALS
     --------

     A. Concurrently herewith, Rare Telephony, Inc. (f/k/a/ Washoe Technology Corporation) and Cash Back Rebates LD.com, Inc. ("Borrower") have executed a certain Promissory Note (the "Note") in the stated principal amount of Two Hundred Thousand Dollars ($200,000) in favor of the Secured Party.

     B. Also concurrently herewith, Pledgor has executed in favor of Secured Party a certain Guaranty Agreement (the "Guaranty") pursuant to which Pledgor has guaranteed the indebtedness of Borrower, to Secured Party under the Note.

     C. The indebtedness of Pledgor to the Secured Party under the Guaranty is hereinafter collectively referred to as the "Indebtedness".

     D. It is the purpose and intent of the parties hereto to secure the payment by Pledgor to Secured Party of the Indebtedness by a pledge of certain collateral, according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions set forth herein, the parties agree as follows:

     1. Pledgor hereby grants to Secured Party a security interest in and to 6,250 shares of the common stock of Rare Telephony, Inc. (f/k/a/ Washoe Technology Corporation) evidenced by Share Certificate No. 8 ("Collateral") and does hereby deliver to and deposit the Collateral with Secured Party, together with a stock power duly executed in blank.

     During the term hereof, and subject to the provisions of this Agreement, Secured Party shall hold and retain the Collateral for the purpose of perfecting the security interest herein granted to Secured Party, and for the purpose of carrying out the provisions of this Agreement.

     2. The Collateral shall secure the payment of the Indebtedness.

     3. Pledgor warrants that Pledgor is the sole lawful owner of the Collateral and that there is no lien or charge against, or encumbrance or security interest in, or adverse claim to, the Collateral, or any portion thereof, other than the security interest created pursuant to this Agreement. So long as there is any Indebtedness whatsoever owing to Secured Party, Pledgor agrees to keep the Collateral free and clear of any and all liens, encumbrances, security interests (other than the security interest of Secured Party), adverse claims or interests.

     4. As long as Pledgor is not in default hereunder, any and all cash dividends or other property (but not stock dividends) which may be received by Secured Party during the term of this Agreement which derives from the Collateral shall be remitted to Pledgor, and Pledgor shall retain all voting rights associated with the Collateral. Any cash dividends or other property received with respect to the Collateral after the occurrence of a default hereunder shall be delivered to and held by Secured Party as additional Collateral, and after the occurrence of such default Secured Party shall have all voting rights associated with the Collateral.

     5. Pledgor shall be in default under this Agreement upon the happening of any of the following events:

              (a) Pledgor fails to pay any portion of the Indebtedness when due;

              (b) Borrower commits a default under the Note or Pledgor commits a default under the Guaranty;

              (c) Pledgor fails to perform any other agreement or covenant under this Agreement within any applicable notice and/or "grace" periods specified herein, provided that if no notice or grace period is herein specified, Pledgor shall have ten (10) calendar days after notice thereof has been given within which to cure any such default;

              (d) All or a majority of the value of the Collateral or the assets of Borrower is seized or levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within thirty
(30) calendar days thereafter;

              (e) Either Pledgor or Borrower executes a general assignment for the benefit of its creditors, convenes any meeting of its creditors, becomes insolvent, admits in writing its insolvency or inability to pay its debts, or is unable to pay or is generally not paying its debts as they become due;

              (f) A receiver, trustee, custodian or agent is appointed to take possession of all or any portion of the Collateral or all or any substantial potion of Pledgor's or Borrower's assets;

              (g) Any case or proceeding is voluntarily commenced by Pledgor or Borrower under any provision of the federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation, or reorganization, or any such case or proceeding is involuntarily commenced against Pledgor or Borrower and not dismissed within thirty (30) calendar days thereafter;

              (h) Any representation made by Pledgor in this Agreement or in any of the other documents delivered in connection therewith, shall have been untrue or incorrect in any material respect when made.

     Upon  such  default,   Secured  Party  may,  at  its  option,  declare  all
Indebtedness to be immediately due and payable. Additionally, Secured Party shall have the rights and remedies set forth in Paragraph 6 below.

     6. Should Pledgor default under this Agreement, Secured Party shall have all rights and remedies afforded a secured party under the Uniform Commercial Code of New Jersey and may, in connection therewith, also:

              (a) Sell, lease, or otherwise dispose of the Collateral at public or private sale, in one or more sales, as a unit or in parcels, at wholesale or retail, and at such time and place and on such terms as Secured Party may determine. Secured Party may be the purchaser or any or all of the Collateral at any public or private sale. If, at any time when Secured Party shall determine to exercise its right to sell all or any part of the Collateral and such Collateral, or the part thereof to be sold, it has been advised by legal counsel that the Collateral is subject to the Securities Act of 1933 as amended or any state securities laws, Secured Party in its sole and absolute discretion, is hereby expressly authorized to sell such Collateral, or any part thereof, subject to obtaining all required regulatory approvals, by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that such sale may be effected legally without registration or qualification under applicable securities laws. Without limiting the generality of the foregoing, Secured Party, in it sole and absolute discretion, may approach and negotiate with a restricted number of potential purchasers to effect such sale or restrict such sale to a purchaser or purchaser who will represent and agree that such purchaser or purchasers are purchasing for his or their own account, for investment only, and not with a view of the distribution or sale of such Collateral or any part thereof. Any such sale shall be deemed to be a sale made in a commercially reasonable manner within the meaning of the Uniform Commercial Code of the State of New Jersey and Pledgor hereby consents and agrees that Secured Party shall incur no responsibility or liability for selling all or any part of the Collateral at a price which is not unreasonably low, notwithstanding the possibility that a higher price might be realized if the sale were public. Any public sale of any or all of the Collateral may be postponed from time to time by public announcement at the time and place last scheduled for the sale. Without limiting the generality of this Section 6, it shall conclusively be deemed to be commercially reasonable for Secured Party to direct any prospective purchaser of any or all of the Collateral to Pledgor to ascertain all information concerning the status of Borrower. Securing Party's disposition of any or all of the Collateral in any manner which differs from the procedures specified in this Section 6 shall not be deemed to be commercially unreasonable; or

         (b) Propose to accept the Collateral after giving notice of such proposal to Pledgor and to any other person with a security interest in the Collateral in accordance with the Uniform Commercial Code of New Jersey, or any applicable successor statute. Such acceptance shall discharge the obligation of Pledgor and the Corporation with respect to the Indebtedness, provided that neither Pledgor nor any other person with a security interest in the Collateral objects in writing to such a proposal within twenty one (21) calendar days after receipt of such notice.

     The proceeds of any sale, lease or other disposition of the Collateral shall be applied in the manner and priority set forth in the Uniform Commercial Code of New Jersey, or any applicable successor statute.

     7. Pledgor unconditionally agrees upon demand to pay to the Secured Party the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements, including fees and expenses of its counsel, which the Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof. Pledgor unconditionally agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Secured Party.

     8. Pledgor waives any right to require the Secured Party to:

              (a) Proceed against any person;

              (b) Proceed against or exhaust any collateral; or

              (c) Pursue any other remedy in Secured Party's power.

     Pledgor further authorizes the Secured Party, without notice or demand and without affecting its liability hereunder or on the Indebtedness, from time to time to:

         (d) Amend or modify the terms of the Note or the Guaranty with Pledgor's consent, including, but not limited to, any such amendment or modification which affects the Indebtedness.

         (e) Take and hold security, other than the Collateral herein described, for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive, and release the Collateral herein described or any part thereof or any such other security.

         (f) Apply such Collateral or other security and direct the order or manner of sale thereof as Secured Party in its discretion may determine.

     9. In the event that any additional shares of capital stock of Borrower are issued to or acquired by Pledgor during the term of this Agreement, such additional shares shall be considered additional Collateral subject to this Agreement, and Pledgor shall immediately deliver stock certificates evidencing such additional shares of capital stock and duly executed stock powers to Secured Party.

     10. Neither the acceptance of any partial or delinquent payment by Secured Party nor Secured Party's failure to exercise any of its rights or remedies on default by Pledgor shall be a waiver of the default, a modification of this Agreement or Pledgor's obligations under this Agreement, or a waiver of any subsequent default by Pledgor.

     11. All notices are required or permitted to be given pursuant to this Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as the appear below their signatures hereon. Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that either (a) receipt of the facsimile transmission is acknowledged in writing by the receiving party, which may also be by a facsimile transmission is acknowledged in writing by the receiving party, which may also be by facsimile transmission, or (b) the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party. The parties may also change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that all such notices are sent during regular business hours, otherwise on the next business day.

     12. Time is hereby expressly declared to be of the essence of this Agreement.

     13. This Agreement and each of its provisions shall be binding on the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

     14. This Agreement is made and entered into and shall be interpreted in accordance with the laws of the State of New Jersey. Any action concerning this Agreement shall be commenced in a court of competent jurisdiction in the State of New Jersey.

     15. Upon payment in full of the portion of Indebtedness evidenced by the Note, this Agreement shall terminate and be of no further force or effect. Upon receipt of satisfactory proof from both parties in writing that such portion of the Indebtedness has been paid in full, Secured Party shall immediately deliver to Pledgor the Collateral and the stock powers.

     16. Secured Party shall not be responsible for any damage of loss to the Collateral, or any part thereof, arising from an act of God, flood, fire, or any other cause beyond the reasonable control of Secured Party.

     17. Upon the request of Secured Party, from time to time, Pledgor agrees to execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such additional instruments, and agrees to perform any and all acts reasonably required to carry into effect the provisions and intent of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


WITNESS:                                     "PLEDGOR"


/s/ Debra A. Santa Lucia                     /s/ Peter J. Salzano
------------------------                     --------------------
Signature

Peter J. Salzano /s/ Peter J. Salzano        74 Jesse Court
-------------------------------------        Montville, NJ  07045
Print Name                                   Facsimile No. 973-822-8520
                                                          -------------



ATTEST:                                      "SECURED PARTY"


/s/ Louis D. Frost                           VDC COMMUNICATIONS, INC.
------------------
Signature


                                             By:  /s/ Frederick A. Moran
                                                -------------------------
Louis D. Frost                                    Frederick A. Moran
--------------                                    Chief Executive Officer
Print Name
                                             75 Holly Hill Lane
                                             Greenwich, CT  06830
                                             Facsimile No. (203) 552-0908